Exhibit 99.1

B26 (Official Form 26) (12/08)

United States Bankruptcy Court

Southern District of New York

In re Motors Liquidation Company, et. al.,	Case No. 09-50026
Debtors	Chapter 11

PERIODIC REPORT REGARDING VALUE, OPERATIONS AND PROFITABILITY OF ENTITIES IN WHICH THE ESTATE OF MOTORS LIQUIDATION COMPANY

HOLDS A SUBSTANTIAL OR CONTROLLING INTEREST

This is the report as of August 31, 2009 on the value, operations and profitability of those entities in which the estate holds a substantial or controlling interest, as required by Bankruptcy Rule 2015.3. The estate of Motors Liquidation Company holds a substantial or controlling interest in the following entities. The other three jointly administered Debtors, who are themselves subsidiaries of Motors Liquidation Company do not hold substantial or controlling interests in any entity.

Name of Entity	Interest of the Estate	Tab #
See Exhibit 1

This periodic report (the “Periodic Report”) contains separate reports (“Entity Reports”) on the value, operations, and profitability of each entity listed above.

Each Entity Report shall consist of three exhibits. Exhibit A contains a valuation estimate for the entity as of a date not more than two years prior to the date of this report. It also contains a description of the valuation method used. Exhibit B contains a balance sheet, a statement of income (loss), a statement of cash flows, and a statement of changes in shareholders’ or partners’ equity (deficit) for the period covered by the Entity Report, along with summarized footnotes. Exhibit C contains a description of the entity’s business operations.

Please note with respect to Exhibit A, it would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtors to obtain current market valuations of the non-debtors in which the Debtors hold a direct interest of 20% or more; therefore, the net book value of the assets of these entities is reflected in Exhibit B on the respective balance sheet for each non-debtor entity.

With respect to Exhibit B, the balance sheet and statement of income have been included when available for each non-debtor entity. Statements of cash flows and statements of changes in shareholders’ equity are not prepared for each entity but rather only at the consolidated level. System and resource constraints preclude the Debtors from preparing these statements at the entity level; therefore, these statements have been excluded from this report.

Please note that with respect to Exhibit C, the business operations descriptive information is contained in Exhibit 1 for each entity.

The financial information in this Form 26 filing is based upon the Debtor’s books and records. The financial information is unaudited and does not purport to show the financial statements of any of the non-debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations, and disclosure items. Although management has made reasonable efforts to ensure that the financial information is accurate and complete based on information that was available to them at the time of the preparation, subsequent information or discovery may result in material changes to the information and inadvertent errors or omissions may exist. Certain information presented in this Form 26 pertains to entities whose financial information is not controlled by the Debtors. Moreover, because the financial information included in this filing is unaudited information that is subject to further review and potential adjustment, there can be no assurance that the information is accurate and complete. Nothing contained in this filing shall constitute a waiver of any rights of the Debtors, specifically including the Debtors’ right to amend the information.

THIS REPORT MUST BE SIGNED BY A REPRESENTATIVE OF THE TRUSTEE OR DEBTOR IN POSSESSION.

The undersigned, having reviewed the above listing of entities in which the estate of Motors Liquidation Company holds a substantial or controlling interest, and being familiar with the Debtor’s financial affairs, verifies under the penalty of perjury that the listing is complete, accurate and truthful to the best of his/her knowledge.

Date: November 2, 2009

/s/ James Selzer

Signature of Authorized Individual

/s/ James Selzer

Name of Authorized Individual

Vice President and Treasurer

Title of Authorized Individual

2

	Company Name	Category	Owner %	Description	Pg #

1	Alan Reuber MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
2	Albany Auto Group, LLC	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
3	Alhambra Pontiac GMC Buick, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
4	Alternative Energy Services LLC	Other	100.0%	Inactive entity created and never used relating to cogeneration facility in New Jersey.	-	[3]
5	Amherst MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
6	Auburn MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
7	Autocity MLC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
8	Beacon MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
9	Beil Acquisition Corporation	Other	100.0%	Inactive entity created purchase AC Delco Distributor in New York. Assets were sold a few months after the legal entity was created.	-	[3]
10	Bennett MLC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
11	Bensonhurst Chevrolet, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
12	Buick GMC of Milford, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
13	Cadillac of Lynbrook, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
14	Carnahan MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
15	Champion MLC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
16	Cobb Parkway MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership		[1]

3

	Company Name	Category	Owner %	Description	Pg #

17	Colchester Chevrolet, Inc.	Dealership	65.0%	Inactive or already liquidated dealership	-	[1]
18	Commerce MLC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
19	Commonwealth On The Lynnway, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
20	Dadeland MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
21	DDH Investments of South Texas, Inc.	Dealership	85.6%	Inactive or already liquidated dealership	-	[1]
22	Decatur Buick Pontiac GMC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
23	Douglaston Chevrolet, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
24	DP Compressors L.L.C.	Historical Operating Entity	50.0%	Inactive operating entity created for possible transaction.	-	[3]
25	Elk Grove Buick Pontiac GMC, Inc.	Dealership	68.0%	Inactive or already liquidated dealership	-	[1]
26	Elk Grove MLST Auto, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
27	El-Mo Holding I Corporation	Historical Operating Entity	100.0%	Inactive holding company	-	[3]
28	El-Mo Holding II Corporation	Historical Operating Entity	100.0%	Inactive holding company	-	[3]
29	El-Mo Leasing II Corporation	Historical Operating Entity	100.0%	Engaged in leasing locomotives in the United States and Mexico.	5
30	El-Mo Leasing III Corporation	Historical Operating Entity	100.0%	Engaged in leasing locomotives in the United States and Mexico.	8
31	El-Mo-Mex, Inc.	Historical Operating Entity	100.0%	Engaged in leasing locomotives in the United States and Mexico.	11
32	Environmental Corporate Remediation Company, Inc.	Historical Operating Entity	100.0%	Engaged in management of environmental remediation liabilities.	-	[2]

4

	Company Name	Category	Owner %	Description	Pg #

33	Ernie Patti Pontiac GMC, Inc.	Dealership	69.0%	Inactive or already liquidated dealership	-	[1]
34	Exeter MLC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
35	Fairway Automotive Group, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
36	Falls MLC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
37	Family MLC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
38	Fernandez MLC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
39	Florence MLC, Inc.	Dealership	77.0%	Inactive or already liquidated dealership	-	[1]
40	Freeborough Automotive, Inc.	Dealership	69.5%	Active dealership	-	[1]
41	Freehold MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
42	Frontier MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
43	GEM Motors, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
44	General Motors Foreign Sales Corporation	Foreign	100.0%	Inactive operating entity created to minimize tax obligations.	-	[3]
45	General Motors Nova Scotia Finance Company	Foreign	100.0%	Finance company created to issue GBP bonds.	14	[4]
46	General Motors Strasbourg	Foreign	100.0%	Active operating entity that produces rear wheel drive transmissions for New GM and BMW.	17
47	General Motors Trade Receivables LLC	Historical Operating Entity	100.0%	Inactive operating entity created to purchase and sell receivables.	-	[3]
48	Gilroy MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership		[1]

5

	Company Name	Category	Owner %	Description	Pg #

49	GM Facilities Trust No. 1999-1	Other	100.0%	Trust relating to synthetic lease of spo properties.	-	[3]
50	Hawaii Automotive Retailing Group, Inc.	Dealership	72.1%	Active dealership	-	[1]
51	Hope Automotive, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
52	Integrity Saturn of Chattanooga, Inc.	Dealership	78.8%	Active dealership	-	[1]
53	Jennings Motors, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
54	John H. Powell, Jr. Chevrolet Oldsmobile, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
55	Joseph Motors, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
56	Kaufman Automotive Group, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
57	Kings Mountain MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
58	LBK, LLC	Historical Investment Entity	100.0%	Inactive entity created for the UAW VEBA trust. Liability was assumed by New GM as part of the 363 sale.	20
59	Leo Stec MLST, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
60	Lexington Motors, Inc.	Dealership	72.0%	Inactive or already liquidated dealership	-	[1]
61	Lou Sobh Cerritos Saturn, Inc.	Dealership	82.2%	Active dealership	-	[1]
62	Lou Sobh Saturn of Elmhurst, Inc.	Dealership	100.0%	Active dealership	-	[1]
63	Lou Sobh Saturn, Inc.	Dealership	85.2%	Active dealership	-	[1]
64	Lowell MLC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]

6

	Company Name	Category	Owner %	Description	Pg #

65	Manual Transmissions of Muncie, LLC	Historical Operating Entity	100.0%	Inactive operating entity relating to New Venture Gear. Owns vacant property.	-	[3]
66	Martino MLC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
67	MDIP-Norcal, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
68	Merry MLC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
69	Metro MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
70	Metropolitan Auto Center, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
71	Miami Lakes MLP, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
72	Millington Chevrolet, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
73	Miracle Mile MLC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
74	MLC Auto Receivables Co.	Historical Operating Entity	100.0%	Inactive operating entity established to sell accounts receivable.	-	[1]
75	MLC Cars Holdings Overseas Corp.	Historical Operating Entity	100.0%	Inactive operating entity	-	[1]
76	MLC Commercial Corporation	Historical Operating Entity	100.0%	Inactive operating entity	23
77	MLC DriverSite Incorporated	Other	100.0%	Inactive entity created under pilot program in Texas to purchase and sell used cars. Pilot program was closed.	-	[3]
78	MLC Export Corporation	Historical Operating Entity	100.0%	Inactive operating entity	26
79	MLC Indonesia, Inc.	Historical Operating Entity	100.0%	Inactive operating entity	29
80	MLC International Operations, Inc.	Historical Operating Entity	100.0%	Inactive operating entity	-	[3]

7

	Company Name	Category	Owner %	Description	Pg #

81	MLC National Car International, Ltd.	Historical Operating Entity	100.0%	Inactive operating entity	-	[3]
82	MLC of Chicopee, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
83	MLC Receivables Corporation	Historical Operating Entity	100.0%	Inactive operating entity established to purchase accounts receivable.	-	[3]
84	MLCETR Finance Company Receivables LLC	Historical Operating Entity	100.0%	Inactive operating entity established to sell accounts receivable.	-	[3]
85	MLCETR Service Parts Receivables LLC	Historical Operating Entity	100.0%	Inactive operating entity established to sell accounts receivable.	-	[3]
86	MLCLG Ltd.	Historical Operating Entity	100.0%	Inactive operating entity relating Lotus Cars.	-	[3]
87	MLCRH Kansas City, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
88	MLCRH Philadelphia, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
89	MLCRH Pittsburgh, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
90	MLCRH Seattle, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
91	MLCRH St. Louis, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
92	MLCRHLA, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
93	MLCT of Clarks Summit, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
94	MLS USA, Inc.	Historical Operating Entity	100.0%	Inactive operating entity relating to Lotus Cars.	-	[3]
95	Motor Enterprises, Inc.	Historical Operating Entity	100.0%	Inactive operating entity relating to small business development.	32
96	Motors Trading Corporation	Historical Operating Entity	100.0%	Inactive operating entity	-	[3]

8

	Company Name	Category	Owner %	Description	Pg #

97	Multiple Dealerships Holdings of Albany, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
98	New Castle Automotive, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
99	New Rochelle MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
100	New United Motor Manufacturing, Inc.	Historical Investment Entity	50.0%	Joint venture with Toyota. MLC does not have control over operations.	-	[5]
101	New-Cen Commercial Corporation	Historical Operating Entity	100.0%	Inactive operating entity relating to land development in the City of Detroit.	-	[3]
102	North Bay Auto Group, LLC	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
103	North Bay Multi-Site, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
104	North Orange County MLST, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
105	Northpoint MLC Truck, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
106	Oakland Automotive Center, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
107	Pacific Dealership Group, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
108	Park Plaines MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
109	Peninsula MLC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
110	Pontiac Buick GMC Of Abilene, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
111	Pontiac GMC of Latham, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
112	Port Arthur Chevrolet, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]

9

	Company Name	Category	Owner %	Description	Pg #
113	Premier Investment Group, Inc.	Dealership	100.0%	Inactive entity created to hold dealership real estate.	35
114	Prestige Saturn of Jacksonville, Inc.	Dealership	65.1%	Active dealership	-	[1]
115	Puente Hills Pontiac GMC Buick, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
116	Rancho Mirada MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
117	Remediation And Liability Management Company, Inc.	Historical Operating Entity	100.0%	Engaged in management of environmental remediation liabilities.	-	[2]
118	San Francisco Multiple Dealer Holdings, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
119	Saturn of Central Florida, Inc.	Dealership	87.4%	Active dealership	-	[1]
120	Saturn of Charlotte Market Area, Inc.	Dealership	56.8%	Active dealership	-	[1]
121	Saturn of New York City, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
122	Saturn of Ontario, Inc.	Dealership	57.8%	Inactive or already liquidated dealership	-	[1]
123	Saturn of Raleigh Market Area, Inc.	Dealership	69.1%	Active dealership	-	[1]
124	Saturn of Wilkes Barre, Inc.	Dealership	78.0%	Active dealership	-	[1]
125	Saturn Retail of South Carolina, LLC	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
126	Sherwood Pontiac Buick GMC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
127	Simpsonville MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
128	South Bay Multi-Site, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]

10

	Company Name	Category	Owner %	Description	Pg #
129	Sw Houston Motors, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
130	Tampa Bay MLB, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
131	Torrance Buick GMC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
132	Tracy MLP MLCC, Inc.	Dealership	42.0%	Inactive or already liquidated dealership	-	[1]
133	Trenton MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
134	Valley Stream Automotive, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
135	Valley Stream Motors, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
136	Vector SCM, LLC	Historical Operating Entity	100.0%	Inactive operating entity relating to outsourced logistical management operations.	38
137	W. Babylon MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
138	Walsh MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
139	Washington MLCT, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]
140	Westminster MLC, Inc.	Dealership	100.0%	Inactive or already liquidated dealership	-	[1]

11

Footnote

[1]	Financial statement information for all active and inactive dealers is included in the consolidated Motors Holding financial statements.

[2]	Entities filed for bankruptcy in October 2009. Information relating to these entities can be found in their respective Schedules of Assets and Liabilities and Statements of Financial Affairs.

[3]	Financial statements are not available for these inactive historical operating entities.

[4]	Nova Scotia Supreme Court approved an insolvency order with respect to the entity on October 9, 2009. A trustee has been appointed.

[5]	MLC owns 50% of the entity but does not maintain control of its operations. Historically, General Motors Company accounted for the joint venture as an equity investment.

12

Exhibit B

Exhibit B

Financial Statements for Motors Holding

Exibit B-1	Balance Sheet as of August 31, 2009
Exibit B-2	Income Statement for the eight months ended August 31, 2009

Motors Holding
Balance Sheet
As of August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

Motors Holding

Cash and Cash Equivalents	$ 23,219

Accounts Receivable and Receivables from Affiliates	16,820
Inventory	84,591
Other current assets	1,883
Total current assets	126,513

Investment in Subsidiaries	-
Property, plant and equipment, net	106
Intangible assets	-
Deferred taxes - non-current	-
Other Non-current assets	8,747
Total Non-current assets	8,853
Total Assets	$ 135,366

Accounts Payable	$ 12,880
Notes Payable	74,703
Accrued Expenses	477
Accrued Taxes	122
Total Current liabilities	88,182
Other non-current liabilities	43,851
Total Liabilities	132,033
Equity	3,333
Total Liabilities and Equity	$ 135,366

Note: Motors Holding includes financial statement information for all active and inactive dealers.

Motors Holding
Income Statement
For the eight months ended August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

Motors Holding

Net Sales	$ 236,663

Cost of sales	290,358
Operating Income / (loss)	(53,695)

Interest expense	3,067
Reorganization expense	-
Other non-operating expense / (income)	-
Income / (loss) before taxes	(56,762)

Income tax expense / (benefit)	(455)
Income / (loss) before minority interests	(56,307)

Minority Interest	-
Net Income / (loss)	$ (56,307)

Note: Motors Holding includes financial statement information for all active and inactive dealers.

Exhibit B

Financial Statements for El-Mo Leasing II Corporation

Exibit B-1	Balance Sheet as of August 31, 2009
Exibit B-2	Income Statement for the eight months ended August 31, 2009

EL-MO Leasing II Corp.
Balance Sheet
As of August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

EL-MO Leasing II Corp.

Cash and Cash Equivalents	$ 173

Accounts Receivable and Receivables from Affiliates	-
Inventory	-
Other current assets	-
Total current assets	173

Investment in Subsidiaries	-
Property, plant and equipment, net	-
Intangible assets	-
Deferred taxes - non-current	-
Other Non-current assets	-
Total Non-current assets	-
Total Assets	$ 173

Accounts Payable	$ -
Notes Payable	-
Accrued Expenses	-
Accrued Taxes	-
Total Current liabilities	-
Other non-current liabilities	-
Total Liabilities	-
Equity	173
Total Liabilities and Equity	$ 173

EL-MO Leasing II Corp.
Income Statement
For the eight months ended August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

EL-MO Leasing II Corp.

Net Sales	$ 43,349

Cost of sales	46,056
Operating Income / (loss)	(2,707)

Interest expense	-
Reorganization expense	-
Other non-operating expense / (income)	(81,816)
Income / (loss) before taxes	79,109

Income tax expense / (benefit)	-
Income / (loss) before minority interests	79,109

Minority Interest	-
Net Income / (loss)	$ 79,109

Exhibit B

Financial Statements for El-Mo Leasing III Corporation

Exibit B-1	Balance Sheet as of August 31, 2009
Exibit B-2	Income Statement for the eight months ended August 31, 2009

EL-MO Leasing III Corp.
Balance Sheet
As of August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

EL-MO Leasing III Corp.

Cash and Cash Equivalents	$ 1,167

Accounts Receivable and Receivables from Affiliates	-
Inventory	-
Other current assets	-
Total current assets	1,167

Investment in Subsidiaries	-
Property, plant and equipment, net	-
Intangible assets	-
Deferred taxes - non-current	(0)
Other Non-current assets	-
Total Non-current assets	(0)
Total Assets	$ 1,167

Accounts Payable	$ -
Notes Payable	-
Accrued Expenses	7,331
Accrued Taxes	-
Total Current liabilities	7,331
Other non-current liabilities	41,890
Total Liabilities	49,221
Equity	(48,054)
Total Liabilities and Equity	$ 1,167

EL-MO Leasing III Corp.
Income Statement
For the eight months ended August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

EL-MO Leasing III Corp.

Net Sales	$ 1

Cost of sales	4,202
Operating Income / (loss)	(4,201)

Interest expense	-
Reorganization expense	-
Other non-operating expense / (income)	-
Income / (loss) before taxes	(4,201)

Income tax expense / (benefit)	-
Income / (loss) before minority interests	(4,201)

Minority Interest	-
Net Income / (loss)	$ (4,201)

Exhibit B

Financial Statements for El-Mo-Mex, Inc.

Exibit B-1	Balance Sheet as of August 31, 2009
Exibit B-2	Income Statement for the eight months ended August 31, 2009

EL-MO-MEX Inc.
Balance Sheet
As of August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

EL-MO-MEX Inc.

Cash and Cash Equivalents	$ 1

Receivable from MLC	80,805
Inventory	-
Other current assets	-
Total current assets	80,806

Investment in Subsidiaries	-
Property, plant and equipment, net	-
Intangible assets	-
Deferred taxes - non-current	-
Other Non-current assets	-
Total Non-current assets	-
Total Assets	$ 80,806

Accounts Payable	$ -
Notes Payable	-
Accrued Expenses	-
Accrued Taxes	-
Total Current liabilities	-
Other non-current liabilities	-
Total Liabilities	-
Equity	80,806
Total Liabilities and Equity	$ 80,806

EL-MO-MEX Inc.
Income Statement
For the eight months ended August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

EL-MO-MEX Inc.

Net Sales	$ -

Cost of sales	-
Operating Income / (loss)	-

Interest expense	-
Reorganization expense	-
Other non-operating expense / (income)	-
Income / (loss) before taxes	-

Income tax expense / (benefit)	-
Income / (loss) before minority interests	-

Minority Interest	-
Net Income / (loss)	$ -

Exhibit B

Financial Statements for General Motors Nova Scotia Finance Company

Exibit B-1	Balance Sheet as of August 31, 2009
Exibit B-2	Income Statement for the eight months ended August 31, 2009

General Motors Nova Scotia Finance Company
Balance Sheet
As of August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

General Motors Nova Scotia Finance Company

Cash and Cash Equivalents	$ -

Accounts Receivable and Receivables from Affiliates	5
Inventory	-
Other current assets	0
Total current assets	5

Investment in Subsidiaries	-
Property, plant and equipment, net	-
Intangible assets	-
Deferred taxes - non-current	(584)
Other Non-current assets	3,676
Total Non-current assets	3,092
Total Assets	$ 3,097

Accounts Payable	$ 0
Notes Payable	-
Accrued Expenses	76,187
Accrued Taxes	(327)
Total Current liabilities	75,860
Other non-current liabilities	1,507,092
Total Liabilities	1,582,952
Equity	(1,579,855)
Total Liabilities and Equity	$ 3,097

General Motors Nova Scotia Finance Company
Income Statement
For the eight months ended August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

General Motors Nova Scotia Finance Company

Net Sales	$ 0

Cost of sales	-
Operating Income / (loss)	0

Interest expense	107,379
Reorganization expense	358,634
Other non-operating expense / (income)	(823,501)
Income / (loss) before taxes	357,488

Income tax expense / (benefit)	(449)
Income / (loss) before minority interests	357,937

Minority Interest	-
Net Income / (loss)	$ 357,937

Exhibit B

Financial Statements for General Motors Strasbourg S.A.S.

Exibit B-1	Balance Sheet as of August 31, 2009
Exibit B-2	Income Statement for the eight months ended August 31, 2009

General Motors Strasbourg S.A.S.
Balance Sheet
As of August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

General Motors Strasbourg S.A.S.

Cash and Cash Equivalents	$ 28,302

Accounts Receivable and Receivables from Affiliates	55,443
Inventory	70,793
Other current assets	14,775
Total current assets	169,313

Investment in Subsidiaries	-
Property, plant and equipment, net	224,922
Intangible assets	-
Deferred taxes - non-current	-
Other Non-current assets	7,879
Total Non-current assets	232,801
Total Assets	$ 402,114

Accounts Payable	$ 58,842
Notes Payable	69,750
Accrued Expenses	32,660
Accrued Taxes	12,122
Total Current liabilities	173,374
Other non-current liabilities	51,496
Total Liabilities	224,870
Equity	177,244
Total Liabilities and Equity	$ 402,114

General Motors Strasbourg S.A.S.
Income Statement
For the eight months ended August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

General Motors Strasbourg S.A.S.

Net Sales	$ 227,066

Cost of sales	222,241
Operating Income / (loss)	4,825

Interest expense	211
Reorganization expense	-
Other non-operating expense / (income)	-
Income / (loss) before taxes	4,614

Income tax expense / (benefit)	5,303
Income / (loss) before minority interests	(689)

Minority Interest	-
Net Income / (loss)	$ (689)

Exhibit B

Financial Statements for LBK LLC.

Exibit B-1	Balance Sheet as of August 31, 2009
Exibit B-2	Income Statement for the eight months ended August 31, 2009

LBK LLC
Balance Sheet
As of August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

LBK LLC

Cash and Cash Equivalents	$ -

Receivable from MLC	-
Inventory	-
Other current assets	-
Total current assets	-

Investment in MLC	-
Property, plant and equipment, net	-
Intangible assets	-
Deferred taxes - non-current	-
Other Non-current assets	-
Total Non-current assets	-
Total Assets	$ -

Accounts Payable	$ -
Notes Payable	-
Accrued Expenses	-
Accrued Taxes	-
Total Current liabilities	-
Other non-current liabilities	-
Total Liabilities	-
Equity	-
Total Liabilities and Equity	$ -

LBK LLC
Income Statement
For the eight months ended August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

LBK LLC

Net Sales	$ -

Cost of sales	-
Operating Income / (loss)	-

Interest expense	-
Reorganization expense	9,077,310
Other non-operating expense / (income)	328,255
Income / (loss) before taxes	(9,405,565)

Income tax expense / (benefit)	-
Income / (loss) before minority interests	(9,405,565)

Minority Interest	-
Net Income / (loss)	$ (9,405,565)

Exhibit B

Financial Statements for MLC Commercial Corporation

Exibit B-1	Balance Sheet as of August 31, 2009
Exibit B-2	Income Statement for the eight months ended August 31, 2009

MLC Commercial Corp.
Balance Sheet
As of August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

MLC Commercial Corp.

Cash and Cash Equivalents	$ 119

Accounts Receivable and Receivables from Affiliates	6,100
Inventory	-
Other current assets	-
Total current assets	6,219

Investment in Subsidiaries	-
Property, plant and equipment, net	-
Intangible assets	-
Deferred taxes - non-current	-
Other Non-current assets	-
Total Non-current assets	-
Total Assets	$ 6,219

Accounts Payable	$ -
Notes Payable	-
Accrued Expenses	-
Accrued Taxes	-
Total Current liabilities	-
Other non-current liabilities	-
Total Liabilities	-
Equity	6,219
Total Liabilities and Equity	$ 6,219

MLC Commercial Corp.
Income Statement
For the eight months ended August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

MLC Commercial Corp.

Net Sales	$ -

Cost of sales	-
Operating Income / (loss)	-

Interest expense	-
Reorganization expense	-
Other non-operating expense / (income)	24
Income / (loss) before taxes	(24)

Income tax expense / (benefit)	-
Income / (loss) before minority interests	(24)

Minority Interest	-
Net Income / (loss)	$ (24)

Exhibit B

Financial Statements for MLC Export Corporation

Exibit B-1	Balance Sheet as of August 31, 2009
Exibit B-2	Income Statement for the eight months ended August 31, 2009

MLC Export Corporation
Balance Sheet
As of August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

MLC Export Corporation

Cash and Cash Equivalents	$ 150

Accounts Receivable and Receivables from Affiliates	16,665
Inventory	-
Other current assets	-
Total current assets	16,815

Investment in Subsidiaries	-
Property, plant and equipment, net	-
Intangible assets	-
Deferred taxes - non-current	-
Other Non-current assets	-
Total Non-current assets	-
Total Assets	$ 16,815

Accounts Payable	$ -
Notes Payable	-
Accrued Expenses	-
Accrued Taxes	-
Total Current liabilities	-
Other non-current liabilities	-
Total Liabilities	-
Equity	16,815
Total Liabilities and Equity	$ 16,815

MLC Export Corporation
Income Statement
For the eight months ended August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

MLC Export Corporation

Net Sales	$ -

Cost of sales	-
Operating Income / (loss)	-

Interest expense	-
Reorganization expense	-
Other non-operating expense / (income)	66
Income / (loss) before taxes	(66)

Income tax expense / (benefit)	-
Income / (loss) before minority interests	(66)

Minority Interest	-
Net Income / (loss)	$ (66)

Exhibit B

Financial Statements for MLC Indonesia, Inc.

Exibit B-1	Balance Sheet as of August 31, 2009
Exibit B-2	Income Statement for the eight months ended August 31, 2009

MLC Indonesia, Inc.
Balance Sheet
As of August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

MLC Indonesia, Inc.

Cash and Cash Equivalents	$ 252

Accounts Receivable and Receivables from Affiliates	-
Inventory	-
Other current assets	-
Total current assets	252

Investment in Subsidiaries	-
Property, plant and equipment, net	-
Intangible assets	-
Deferred taxes - non-current	-
Other Non-current assets	-
Total Non-current assets	-
Total Assets	$ 252

Accounts Payable	$ -
Notes Payable	-
Accrued Expenses	-
Accrued Taxes	-
Total Current liabilities	-
Other non-current liabilities	-
Total Liabilities	-
Equity	252
Total Liabilities and Equity	$ 252

MLC Indonesia, Inc.
Income Statement
For the eight months ended August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

MLC Indonesia, Inc.

Net Sales	$ -

Cost of sales	-
Operating Income / (loss)	-

Interest expense	-
Reorganization expense	-
Other non-operating expense / (income)	-
Income / (loss) before taxes	-

Income tax expense (benefit)	(33)
Income / (loss) before minority interests	33

Minority Interest	-
Net Income / (loss)	$ 33

Exhibit B

Financial Statements for Motor Enterprises, Inc.

Exibit B-1	Balance Sheet as of August 31, 2009
Exibit B-2	Income Statement for the eight months ended August 31, 2009

Motor Enterprises Inc.
Balance Sheet
As of August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

Motor Enterprises Inc.

Cash and Cash Equivalents	$ 1,346

Accounts Receivable and Receivables from Affiliates	-
Inventory	-
Other current assets	-
Total current assets	1,346

Investment in Subsidiaries	-
Property, plant and equipment, net	-
Intangible assets	-
Deferred taxes - non-current	-
Other Non-current assets	710
Total Non-current assets	710
Total Assets	$ 2,056

Accounts Payable	$ -
Notes Payable	-
Accrued Expenses	-
Accrued Taxes	-
Total Current liabilities	-
Other non-current liabilities	-
Total Liabilities	-
Equity	2,056
Total Liabilities and Equity	$ 2,056

Motor Enterprises Inc.
Income Statement
For the eight months ended August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

Motor Enterprises Inc.

Net Sales	$ 211

Cost of sales	108
Operating Income / (loss)	103

Interest expense	-
Reorganization expense	-
Other non-operating expense / (income)	-
Income / (loss) before taxes	103

Income tax expense / (benefit)	-
Income / (loss) before minority interests	103

Minority Interest	-
Net Income / (loss)	$ 103

Exhibit B

Financial Statements for Premier Investment Group

Exibit B-1	Balance Sheet as of August 31, 2009
Exibit B-2	Income Statement for the eight months ended August 31, 2009

Premier Investment Group
Balance Sheet
As of August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

Premier Investment Group

Cash and Cash Equivalents	$ 96

Accounts Receivable and Receivables from Affiliates	-
Inventory	-
Other current assets	-
Total current assets	96

Investment in Subsidiaries	-
Property, plant and equipment, net	-
Intangible assets	-
Deferred taxes - non-current	-
Other Non-current assets	-
Total Non-current assets	-
Total Assets	$ 96

Accounts Payable	$ -
Notes Payable	-
Accrued Expenses	-
Accrued Taxes	-
Total Current liabilities	-
Other non-current liabilities	-
Total Liabilities	-
Equity	96
Total Liabilities and Equity	$ 96

Premier Investment Group
Income Statement
For the eight months ended August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

Premier Investment Group

Net Sales	$ -

Cost of sales	-
Operating Income / (loss)	-

Interest expense	-
Reorganization expense	-
Other non-operating expense / (income)	(4)
Income / (loss) before taxes	4

Income tax expense / (benefit)	-
Income / (loss) before minority interests	4

Minority Interest	-
Net Income / (loss)	$ 4

Exhibit B

Financial Statements for Vector SCM, LLC

Exibit B-1	Balance Sheet as of August 31, 2009
Exibit B-2	Income Statement for the eight months ended August 31, 2009

Vector SCM LLC
Balance Sheet
As of August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

Vector SCM LLC

Cash and Cash Equivalents	$ 1,462

Accounts Receivable and Receivables from Affiliates	1,152
Inventory	14
Other current assets	24
Total current assets	2,652

Investment in Subsidiaries	-
Property, plant and equipment, net	-
Intangible assets	-
Deferred taxes - non-current	-
Other Non-current assets	-
Total Non-current assets	-
Total Assets	$ 2,652

Accounts Payable	$ 40
Notes Payable	-
Accrued Expenses	-
Accrued Taxes	-
Total Current liabilities	40
Other non-current liabilities	-
Total Liabilities	40
Equity	2,612
Total Liabilities and Equity	$ 2,652

Vector SCM LLC
Income Statement
For the eight months ended August 31, 2009
(Unaudited - amounts in thousands of U.S. dollars)

Vector SCM LLC

Net Sales	$ -

Cost of sales	205
Operating Income / (loss)	(205)

Interest expense	-
Reorganization expense	-
Other non-operating expense / (income)	-
Income / (loss) before taxes	(205)

Income tax expense / (benefit)	-
Income / (loss) before minority interests	(205)

Minority Interest	-
Net Income / (loss)	$ (205)